                                 ANNUAL REPORT

[logo]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                            NEW ENGLAND GROWTH FUND

                               [graphic omitted]

DECEMBER 31, 1997

February 1998

--------------------------------------------------------------------------------

Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks.

[photo]

Dear Shareholder:

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poors 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBARs Mutual Fund Service Award for providing the highest tier of service excellence in the mutual fund industry. New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund services. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line[TM] -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds website (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

Sincerely,

/s/ Henry L.P. Schmelzer

Henry L.P. Schmelzer
President

                            NEW ENGLAND GROWTH FUND


INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------
Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                             NEW ENGLAND GROWTH FUND

                Growth of a $10,000 Investment in Class A Shares

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since 12/31/77, compared to the S&P 500. The data points from the graph are as follows:]

                      NAV            MSC          S&P 500

12/31/1977          $ 10,000       $  9,425       $ 10,000
      1978          $ 12,687       $ 11,957       $ 10,652
      1979          $ 16,153       $ 15,224       $ 12,617
      1980          $ 24,044       $ 22,661       $ 16,712
      1981          $ 24,799       $ 23,373       $ 15,896
      1982          $ 44,283       $ 41,737       $ 19,314
      1983          $ 49,270       $ 46,437       $ 23,652
      1984          $ 46,097       $ 43,446       $ 25,123
      1985          $ 62,189       $ 58,613       $ 33,072
      1986          $ 73,744       $ 69,503       $ 39,229
      1987          $ 87,364       $ 82,341       $ 41,273
      1988          $ 88,631       $ 83,535       $ 48,083
      1989          $108,227       $102,004       $ 63,273
      1990          $113,920       $107,370       $ 61,299
      1991          $178,535       $168,270       $ 79,897
      1992          $166,699       $157,113       $ 85,977
      1993          $185,519       $174,851       $ 94,626
      1994          $172,440       $162,524       $ 95,913
      1995          $238,070       $224,381       $131,823
      1996          $287,779       $271,232       $162,011
      1997          $355,523       $335,080       $215,977


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions.

Notes to Charts (pages 2 and 3)

1
Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

2
With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase.

3
Standard & Poors 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. An index cannot be purchased directly.

4
Lipper Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

5
Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The charge will decrease over time, declining to zero six years after the purchase of shares.

                            NEW ENGLAND GROWTH FUND

                     Average Annual Total Returns -- 12/31/97

 Class A (Inception 11/27/68)          1 Year           5 Years        10 Years
        Net Asset Value(1)             23.54%            16.35%          15.07%
        With Max. Sales Charge(2)      16.43             15.00           14.39
        Standard & Poors 500(3)        33.31             20.22           18.00
        Lipper Growth Fund Avg.(4)     25.18             16.44           15.93
--------------------------------------------------------------------------------
 Class B (Inception 2/28/97)     Since Inception
        Net Asset Value(1)            14.40%
        With CDSC(5)                  10.26
        Standard & Poors 500(3)       24.87
        Lipper Growth Fund Avg.(4)    20.56

             Calendar Year Total Returns (Based on Net Asset Value)
                                  1988 -- 1997

                          1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
-------------------------------------------------------------------------------------------------------
 N. E. GROWTH FUND
(Class A)                1.45%  22.11%   5.26%  56.72%  -6.63%  11.29%  -7.05%  38.06%  20.88%  23.54%
-------------------------------------------------------------------------------------------------------
 LIPPER GROWTH AVG.4    13.96%  25.44%  -5.48%  36.09%   7.79%  10.61%  -2.17%  30.79%  19.22%  25.18%
-------------------------------------------------------------------------------------------------------
 S&P 5003               16.50%  31.59%  -3.12%  30.34%   7.61%  10.06%   1.36%  37.44%  22.90%  33.31%

Returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                            NEW ENGLAND GROWTH FUND

                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q. How did New England Growth Fund perform in 1997?

[Photo of G. Kenneth Heebner]

          G. Kenneth Heebner
              Capital Growth
                  Management

The Fund performed well in a year during which the stock market -- in my opinion enjoyed the best of all worlds. A strong economy, low inflation and a benign interest rate environment provided a favorable investment climate for equities -- many of which delivered double-digit returns for the year.

Against this backdrop, New England Growth Fund (Class A shares) posted a return of 23.54% for the 12 months ending December 31, 1997, reflecting a $1.22 dip in net asset value to $10.41 on December 31, 1997, and the reinvestment of $4.015 in capital gains distributions. This one-year performance is slightly less than that of similar growth funds, which delivered an average return of 25.18% as tracked by Lipper Analytical Services, and trails that of the S&P 500 Index, which returned 33.31%. Although the overall market was strong in 1997, the bulk of returns came from the largest stocks, which dominated the market for much of the year. Most of the market -- including the more aggressive, growth-oriented issues in which I invest -- posted modest returns. The Funds Class B shares returned 14.40% at net asset value for the period from the Class's inception (February 28, 1997) through December 31, 1997.

Q. How did you manage the fund during the year?

During 1997, I kept the Fund fully invested to capitalize on a near-perfect in -- my view -- investment environment. Throughout the year, I remained committed to my stock selection discipline of choosing well-managed, moderate growth companies that are attractively valued.

Some of my favorites over the past 12 months included Allstate Insurance, Eli Lilly, Warner-Lambert and Pfizer.

I also maintained a substantial weighting in oil services stocks but eliminated positions late in the year in the face of falling oil prices.

In addition, the technology sector provided attractive investment opportunities -- as well as several disappointments. Compaq Computer was a significant contributor to performance, while a handful of other holdings failed to live up to expectations.

Finally, over the course of the year, I shied away from many sectors including utilities, biotechnology and basic industries such as steel, paper, chemicals and aluminum. I failed to find issues that met my demanding investment criteria -- specifically, the potential to produce greater-than-average increases in earnings.

                             NEW ENGLAND GROWTH FUND

                      YOUR FUND'S TOP 10 HOLDINGS -- 12/31/97

                                                      % of
                                                   Net Assets
        1.      Hershey Foods                         6.23
        2.      Philip Morris Companies               6.01
        3.      AMR Corp.                             5.89
        4.      American International Group, Inc     5.55
        5.      Eli Lilly                             5.36
        6.      Delta Air Lines                       5.24
        7.      Warner-Lambert Co.                    5.22
        8.      Dell Computer Corp.                   5.19
        9.      Computer Sciences Corp.               5.19
       10.      Citicorp                              5.11

Portfolio holdings and asset allocations will vary.


Q. How do you describe your stock selection process?

When selecting stocks for the Fund, I combine a top-down and bottom-up approach. I first look at the overall economic picture, including the level and direction of interest rates, the pace of economic growth as well as the potential impact of inflation. I then conduct a thorough analysis of industries and companies -- evaluating the fundamentals of each on a case-by-case basis.

The end result is a carefully selected portfolio of 20 to 30 stocks that I believe will deliver earnings growth in excess of investor expectations -- at reasonable prices. Why focus on earnings? Because I believe over time a stocks price will follow the direction of earnings.


Q. What factors helped or hurt Fund performance during the year?

The Funds emphasis on oil services, insurance, and drug and health care-related stocks contributed positively to performance while several of the Funds technology issues lagged.


Q. What is your outlook for 1998?

Looking ahead, I expect a continuation of moderate economic growth and low inflation -- an environment favorable for equities. Growth in production capacity remains vigorous -- welcome news amidst an unemployment rate thats near a 25-year low. This growth in capacity can allow production to expand while keeping inflation under control.

Surprisingly, economic problems in Asia could prove beneficial to our economy here in the United States. Lower-priced Asian imports could help keep inflation pressures in check, offsetting the potential inflationary impact of extremely high employment levels.

As always, I continue to focus on well established, reasonably priced companies in industries that appear to offer the greatest potential for growth.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1997


COMMON STOCKS--99.6% OF TOTAL NET ASSETS

           SHARES        DESCRIPTION                                                   VALUE (a)
-------------------------------------------------------------------------------------------------
                         AIRLINES--14.4%
           677,500       AMR Corp. (c) ...........................................  $  87,058,750
           650,000       Delta Air Lines .........................................     77,350,000
           519,200       UAL Corp. (c) ...........................................     48,026,000
                                                                                    -------------
                                                                                      212,434,750
                                                                                    -------------
                         AUTOMOTIVE--5.0%
           655,000       Volkswagen AG (ADR) (d) .................................     73,196,250
                                                                                    -------------
                         BANKS--10.0%
         1,270,000       Bank of New York ........................................     73,421,875
         1,025,000       BankAmerica Corp. .......................................     74,825,000
                                                                                    -------------
                                                                                      148,246,875
                                                                                    -------------
                         BANKS -- MONEY CENTER--10.2%
           686,000       Chase Manhattan .........................................     75,117,000
           597,000       Citicorp ................................................     75,483,187
                                                                                    -------------
                                                                                      150,600,187
                                                                                    -------------
                         BEVERAGES & TOBACCO--6.0%
         1,959,000       Philip Morris Companies .................................     88,767,188
                                                                                    -------------
                         COMPUTER SOFTWARE & SERVICES--15.4%
         1,325,000       Compaq Computer Corp. ...................................     74,779,687
           918,000       Computer Sciences Corp. (c) .............................     76,653,000
           913,000       Dell Computer Corp. (c) .................................     76,692,000
                                                                                    -------------
                                                                                      228,124,687
                                                                                    -------------
                         DRUGS & HEALTH CARE--15.6%
         1,138,000       Eli Lilly ...............................................     79,233,250
           997,000       Pfizer, Inc. ............................................     74,338,812
           622,000       Warner-Lambert Co. ......................................     77,128,000
                                                                                    -------------
                                                                                      230,700,062
                                                                                    -------------
                         ELECTRONICS--3.9%
           940,000       Philips Electronics NV (ADR) (d) ........................     56,870,000
                                                                                    -------------
                         FOOD -- RETAILERS/WHOLESALERS--6.2%
         1,485,000       Hershey Foods ...........................................     91,977,188
                                                                                    -------------
                         INSURANCE--8.8%
           753,450       American International Group, Inc. ......................     81,937,688
           613,000       Jefferson Pilot .........................................     47,737,375
                                                                                    -------------
                                                                                      129,675,063
                                                                                    -------------
                         MACHINERY--4.1%
         1,038,000       Deere & Co. .............................................     60,528,375
                                                                                    -------------
                         Total Common Stocks (Identified Cost $1,321,028,501) ....  1,471,120,625
                                                                                    -------------

SHORT TERM INVESTMENT--0.6%

       FACE
      AMOUNT             DESCRIPTION                                                    VALUE (a)
-------------------------------------------------------------------------------------------------
      $  9,575,000       Chevron Oil Finance Co., 6.750%, 1/02/98 ................ $    9,575,000
                                                                                   --------------
                         Total Short Term Investment (Identified Cost $9,575,000)       9,575,000
                                                                                   --------------
                         Total Investments--100.2% (Identified Cost
                           $1,330,603,501) (b) ...................................  1,480,695,625
                         Other assets less liabilities ...........................     (3,192,321)
                                                                                   --------------
                         Total Net Assets--100% .................................. $1,477,503,304
                                                                                   --------------
(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1997 the net unrealized appreciation on investments based on cost of $1,340,230,434 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost .....................................    $  202,064,594
    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value .....................................       (61,599,403)
                                                                                   --------------
    Net unrealized appreciation ...............................................    $  140,465,191
                                                                                   ==============
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997

ASSETS
  Investments at value ...................................                           $1,480,695,625
  Cash ...................................................                                    4,399
  Receivable for:
    Fund shares sold .....................................                                1,563,178
    Securities sold ......................................                                6,957,248
    Dividends and interest ...............................                                1,064,506
    Foreign taxes ........................................                                   43,863
    Miscellaneous ........................................                                   11,614
  Prepaid registration expense ...........................                                   22,500
                                                                                     --------------
                                                                                      1,490,362,933
LIABILITIES
  Payable for:
    Securities purchased .................................      $9,809,136
    Fund shares redeemed .................................       1,897,011
  Accrued expenses:
    Management fees ......................................         840,902
    Deferred trustees' fees ..............................         100,491
    Accounting and administrative ........................          15,770
    Other ................................................         196,319
                                                                -----------
                                                                                         12,859,629
                                                                                     --------------
NET ASSETS ...............................................                           $1,477,503,304
                                                                                     ==============
  Net Assets consist of:
    Capital paid in ......................................                           $1,273,889,006
    Undistributed net investment income ..................                                1,071,333
    Accumulated net realized gains .......................                               52,450,841
    Unrealized appreciation on investments ...............                              150,092,124
                                                                                     --------------
NET ASSETS ...............................................                           $1,477,503,304
                                                                                     ==============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($1,459,746,533 divided by 140,188,629 shares of
    beneficial interest) .................................                                   $10.41
                                                                                             ======
Offering price per share (100/94.25 of $10.41) ...........                                   $11.05*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($17,756,771 divided by 1,720,302 shares of beneficial
    interest) ............................................                                   $10.32**
                                                                                             ======

Identified cost of investments ...........................                           $1,330,603,501
                                                                                     ==============

* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997

INVESTMENT INCOME
  Dividends ...............................................                            $16,946,953(a)
  Interest ................................................                                431,767
                                                                                       -----------
                                                                                        17,378,720
  Expenses
    Management fees .......................................      $9,757,792
    Service fees - Class A ................................       3,600,444
    Service and distribution fees - Class B ...............          71,751
    Trustees' fees and expenses ...........................          20,887
    Accounting and administrative .........................         196,489
    Custodian .............................................         210,771
    Transfer agent ........................................       2,106,834
    Audit and tax services ................................          30,490
    Legal .................................................          10,521
    Printing ..............................................         163,597
    Registration ..........................................          33,513
    Miscellaneous .........................................          66,874
                                                                 ----------
  Total expenses ..........................................                             16,269,963
                                                                                      ------------
  Net investment income ...................................                              1,108,757
                                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain on investments - net ......................                            423,636,925
  Unrealized depreciation on investments - net ............                           (129,419,929)
                                                                                      ------------
  Net gain on investment transactions .....................                            294,216,996
                                                                                      ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................                           $295,325,753
                                                                                      ============

(a) Net of foreign taxes of: $115,489.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                             YEAR ENDED               YEAR ENDED
                                                            DECEMBER 31,             DECEMBER 31,
                                                                1996                     1997
                                                          --------------           --------------
FROM OPERATIONS
  Net investment income ...............................   $    4,079,560           $    1,108,757
  Net realized gain on investments ....................      115,816,541              423,636,925
  Unrealized appreciation (depreciation) on investments      115,368,685             (129,419,929)
                                                          --------------           --------------
  Increase in net assets from operations ..............      235,264,786              295,325,753
                                                          --------------           --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...........................................       (4,046,753)                       0
  Net realized gain on investments
    Class A ...........................................     (105,301,576)            (411,198,356)
    Class B ...........................................                0               (3,125,361)
                                                          --------------           --------------
                                                            (109,348,329)            (414,323,717)
                                                          --------------           --------------

Increase (decrease) in net assets derived from
capital share transactions ............................      (30,485,091)             299,959,511
                                                          --------------           --------------
  Total increase in net assets ........................       95,431,366              180,961,547

NET ASSETS
  Beginning of the year ...............................    1,201,110,391            1,296,541,757
                                                          --------------           --------------
  End of the year .....................................   $1,296,541,757           $1,477,503,304
                                                          ==============           ==============

UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the year ...............................   $            0           $       12,887
                                                          ==============           ==============

  End of the year .....................................   $       12,887           $    1,071,333
                                                          ==============           ==============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          CLASS A                                   CLASS B
                                           -------------------------------------------------------------------  ------------------
                                                                                                                    MARCH 1,
                                                                                                                    1997(a)
                                                                 YEAR ENDED DECEMBER 31,                            THROUGH
                                           -------------------------------------------------------------------    DECEMBER 31,
                                               1993          1994          1995          1996          1997           1997
                                               ----          ----          ----          ----          ----    -----------------
Net Asset Value, Beginning
  of Period ...........................         $10.08        $10.44       $  8.87        $ 10.55       $ 11.63       $12.47
                                                ------        ------       -------        -------       ------        -------
Income From Investment Operations
Net Investment Income (Loss) ..........           0.02          0.11          0.05           0.04         0.01         (0.07)(b)
Net Realized and Unrealized
  Gain (Loss) on Investments ..........           1.12         (0.84)         3.30           2.07         2.79          1.94
                                                ------        ------       -------        -------       ------        -------
Total From Investment Operations ......           1.14         (0.73)         3.35           2.11         2.80          1.87
                                                ------        ------       -------        -------       ------        -------
Less Distributions
Dividends From Net Investment Income ..          (0.01)        (0.11)        (0.05)         (0.04)        0.00          0.00
Distributions From Net Realized
 Capital Gains ........................          (0.77)        (0.73)        (1.62)         (0.99)       (4.02)        (4.02)
                                                ------        ------       -------        -------       ------        -------
Total Distributions ...................          (0.78)        (0.84)        (1.67)         (1.03)       (4.02)        (4.02)
                                                ------        ------       -------        -------       ------        -------
Net Asset Value, End of Period ........         $10.44        $ 8.87       $ 10.55        $ 11.63       $10.41        $10.32
                                                ======        ======       =======        =======       ======        ======
Total Return (%) (c) ..................           11.3          (7.1)         38.1           20.9         23.5          14.4
Ratio of Operating Expenses
  to Average  Net Assets (%) ..........           1.18          1.19          1.20           1.18         1.12          1.87 (d)
Ratio of Net Investment  Income to
 Average  Net Assets (%) ..............           0.16          1.05          0.42           0.33         0.08         (0.67)(d)
Portfolio Turnover Rate (%)                        145           141           235            199          214           214
Average Commission Rate (e)                      --            --            --           $0.0668      $0.0688       $0.0688
Net Assets, End of Period (000,000) ...         $1,201        $  988       $ 1,201        $ 1,297      $ 1,460       $    18

(a) Commencement of operations.
(b) Per share net investment (loss) has been calculated using the average shares outstanding during the year.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B are not reflected in total return calculations. Periods less than one year are not annualized.
(d) Computed on an annualized basis.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1997

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on March 1, 1997. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser Capital Growth Management L.P., under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were $3,045,028,456 and $3,145,962,577 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1997, the Fund incurred management fees payable to its investment adviser, Capital Growth Management, L.P. ("Capital Growth Management"). Capital Growth Management is a subsidiary of New England Investment Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). The management agreement in effect during the year ended December 31, 1997 provided for fees as set forth below:

       EARNED       ANNUAL PERCENTAGE RATE     ANNUAL NET ASSET VALUE LEVELS
       ------       ----------------------     -----------------------------

     $9,757,792             0.750%             the first $200 million
                            0.700%             the next $300 million
                            0.650%             the excess over $500 million

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $196,489 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $1,582,815 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $28,466 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $3,600,444 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1998 is $2,030,882.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the period ended December 31, 1997, the Fund paid New England Funds $17,938 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealer, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the period ended December 31, 1997, the Fund paid New England Funds $53,813 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $3,001,994.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                             $1,831
     Meeting Fee                                 $109/meeting
     Committee Meeting Fee                       $65/meeting
     Committee Chairman Retainer                 $545/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 1996                     DECEMBER 31, 1997
                                  -----------------------------------   -----------------------------------
CLASS A                                SHARES             AMOUNT             SHARES             AMOUNT
                                  ---------------   -----------------   ---------------   -----------------
Shares sold ....................        7,705,776       $  84,912,937         9,974,830        $120,073,996
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment
    income .....................          333,501           3,941,982                 0                   0
  Distributions from net
    realized gain ..............        9,546,850         102,695,795        37,920,855         400,444,224
                                      -----------       -------------       -----------       -------------
                                       17,586,127         191,550,714        47,895,685         520,518,220
Shares repurchased .............      (20,016,487)       (222,035,805)      (19,156,995)       (241,073,215)
                                      -----------       -------------       -----------       -------------
Net increase (decrease) ........       (2,430,360)        (30,485,091)       28,738,690         279,445,005
                                      -----------       -------------       -----------       -------------

                                                                                  MARCH 1, 1997(a)
                                               YEAR ENDED                             THROUGH
                                           DECEMBER 31, 1996                     DECEMBER 31, 1997
                                  -----------------------------------   -----------------------------------
CLASS B                                SHARES             AMOUNT             SHARES             AMOUNT
                                  ---------------   -----------------   ---------------   -----------------
Shares sold ....................                0                $  0         1,493,346       $  18,164,763
Shares issued in connection with
  the reinvestment of:
  Distributions from net
  realized gain ................                0                   0           289,708           3,041,934
                                       ----------      --------------        ----------      --------------
                                                0                   0         1,783,054          21,206,697
Shares repurchased .............                0                   0           (62,752)           (692,191)
                                       ----------      --------------        ----------      --------------
Net increase  ..................                0                   0         1,720,302          20,514,506
                                       ----------      --------------        ----------      --------------

Increase (decrease) derived from
capital shares transactions ....       (2,430,360)     ($  30,485,091)       30,458,992      $  299,959,511
                                       ==========      ==============        ==========      ==============

(a) Commencement of operations.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust I and Shareholders of
NEW ENGLAND GROWTH FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Growth Fund ("the Fund"), a series of New England Funds Trust I, at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February  12, 1998

                               NEW ENGLAND FUNDS

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                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
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                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Funds current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

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